Synovus		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Six Months Ended June 30,

	2024	2023	'24 vs '23
			% Change

Interest income	$1,583,952	$1,476,022	7%
Interest expense	730,108	539,739	35

Net interest income	853,844	936,283	(9)
Provision for (reversal of) credit losses	80,384	71,035	13

Net interest income after provision for credit losses	773,460	865,248	(11)

Non-interest revenue:
Service charges on deposit accounts	44,720	46,451	(4)
Fiduciary and asset management fees	38,741	39,723	(2)
Card fees	38,904	32,884	18
Brokerage revenue	43,164	46,655	(7)
Mortgage banking income	7,362	8,467	(13)
Capital markets income	21,704	24,609	(12)
Income from bank-owned life insurance	15,444	14,140	9
Investment securities gains (losses), net	(256,660)	1,030	nm
Recovery of NPA	—	13,126	nm
Other non-interest revenue	36,658	18,317	100

Total non-interest revenue	(9,963)	245,402	(104)

Non-interest expense:
Salaries and other personnel expense	367,928	371,926	(1)
Net occupancy, equipment, and software expense	93,223	85,645	9
Third-party processing and other services	42,041	43,493	(3)
Professional fees	23,286	18,560	25
FDIC insurance and other regulatory fees	30,312	21,429	41
Restructuring charges (reversals)	866	(843)	nm
Loss on other loans held for sale	—	19,110	nm
Other operating expenses	66,886	69,714	(4)

Total non-interest expense	624,542	629,034	(1)

Income (loss) before income taxes	138,955	481,616	(71)
Income tax expense (benefit)	29,565	105,513	(72)

Net income (loss)	109,390	376,103	(71)

Less: Net income (loss) attributable to noncontrolling interest	(1,089)	(166)	556

Net income (loss) attributable to Synovus Financial Corp.	110,479	376,269	(71)

Less: Preferred stock dividends	19,398	16,581	17

Net income (loss) available to common shareholders	$91,081	$359,688	(75)%

Net income (loss) per common share, basic	$0.62	$2.46	(75)%

Net income (loss) per common share, diluted	0.62	2.45	(75)

Cash dividends declared per common share	0.76	0.76	—

Return on average assets *	0.37%	1.26%	(89)	bps
Return on average common equity *	4.1	17.3	(76)

Weighted average common shares outstanding, basic	145,998	145,957	—%
Weighted average common shares outstanding, diluted	146,568	146,644	—

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2024		2023			Second Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'24 vs '23
						% Change

Interest income	$801,242	782,710	788,297	786,039	759,143	6%
Interest expense	366,244	363,864	351,083	342,880	303,612	21

Net interest income	434,998	418,846	437,214	443,159	455,531	(5)
Provision for (reversal of) credit losses	26,404	53,980	45,472	72,572	38,881	(32)

Net interest income after provision for credit losses	408,594	364,866	391,742	370,587	416,650	(2)

Non-interest revenue:
Service charges on deposit accounts	22,907	21,813	22,260	21,385	23,477	(2)
Fiduciary and asset management fees	19,728	19,013	18,149	20,205	20,027	(1)
Card fees	19,418	19,486	20,872	18,602	17,059	14
Brokerage revenue	20,457	22,707	21,961	21,387	22,451	(9)
Mortgage banking income	3,944	3,418	3,019	3,671	4,609	(14)
Capital markets income	15,077	6,627	6,456	7,980	9,482	59
Income from bank-owned life insurance	8,097	7,347	10,324	6,965	6,878	18
Investment securities gains (losses), net	(256,660)	—	(77,748)	—	—	nm
Other non-interest revenue	18,181	18,477	26,175	6,944	8,293	119

Total non-interest revenue	(128,851)	118,888	51,468	107,139	112,276	(215)

Non-interest expense:
Salaries and other personnel expense	179,407	188,521	176,712	179,741	183,001	(2)
Net occupancy, equipment, and software expense	46,415	46,808	48,146	45,790	42,785	8
Third-party processing and other services	21,783	20,258	21,717	21,439	21,659	1
Professional fees	15,655	7,631	11,147	10,147	9,597	63
FDIC insurance and other regulatory fees	6,493	23,819	61,470	11,837	11,162	(42)
Restructuring charges (reversals)	(658)	1,524	1,231	17,319	(110)	nm
Loss on other loans held for sale	—	—	—	30,954	2,360	nm
Other operating expenses	32,706	34,180	32,435	36,305	36,727	(11)

Total non-interest expense	301,801	322,741	352,858	353,532	307,181	(2)

Income (loss) before income taxes	(22,058)	161,013	90,352	124,194	221,745	(110)
Income tax expense (benefit)	(7,378)	36,943	20,779	27,729	47,801	(115)

Net income (loss)	(14,680)	124,070	69,573	96,465	173,944	(108)

Less: Net income (loss) attributable to noncontrolling interest	(652)	(437)	(768)	(630)	(166)	293

Net income (loss) attributable to Synovus Financial Corp.	(14,028)	124,507	70,341	97,095	174,110	(108)

Less: Preferred stock dividends	9,713	9,685	9,696	9,672	8,291	17

Net income (loss) available to common shareholders	$(23,741)	114,822	60,645	87,423	165,819	(114)%

Net income (loss) per common share, basic	$(0.16)	0.78	0.41	0.60	1.13	(114)%

Net income (loss) per common share, diluted	(0.16)	0.78	0.41	0.60	1.13	(114)

Cash dividends declared per common share	0.38	0.38	0.38	0.38	0.38	—

Return on average assets *	(0.10)%	0.85	0.47	0.64	1.15	(125)	bps
Return on average common equity *	(2.1)	10.2	5.9	8.2	15.5	(114)

Weighted average common shares outstanding, basic	145,565	146,430	146,372	146,170	146,113	—%
Weighted average common shares outstanding, diluted	145,565	147,122	146,877	146,740	146,550	(1)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	June 30, 2024	December 31, 2023	June 30, 2023

(Unaudited)

(In thousands, except share data)

ASSETS
Interest-earning deposits with banks and other cash and cash equivalents	$2,263,545	$2,414,103	$2,018,363
Federal funds sold and securities purchased under resale agreements	31,063	37,323	35,788
Cash, cash equivalents, and restricted cash	2,294,608	2,451,426	2,054,151

Investment securities held to maturity	2,668,068	—	—
Investment securities available for sale	7,043,681	9,788,662	9,621,175
Loans held for sale (includes $41,823, $47,338 and $62,616 measured at fair value, respectively)	139,323	52,768	514,450

Loans, net of deferred fees and costs	43,093,397	43,404,490	44,353,537
Allowance for loan losses	(485,101)	(479,385)	(471,238)
Loans, net	42,608,296	42,925,105	43,882,299

Cash surrender value of bank-owned life insurance	1,125,928	1,112,030	1,100,114
Premises, equipment, and software, net	375,455	365,851	365,443
Goodwill	480,440	480,440	475,573
Other intangible assets, net	40,114	45,928	61,538
Other assets	2,830,430	2,587,324	2,580,848
Total assets	$59,606,343	$59,809,534	$60,655,591

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$11,655,811	$12,507,616	$13,565,602
Interest-bearing deposits	38,539,967	38,231,569	36,514,790

Total deposits	50,195,778	50,739,185	50,080,392

Federal funds purchased and securities sold under repurchase agreements	94,484	189,074	83,384
Other short-term borrowings	2,536	3,496	1,461
Long-term debt	2,283,767	1,932,534	4,021,411
Other liabilities	1,953,106	1,801,097	1,661,175
Total liabilities	54,529,671	54,665,386	55,847,823

Equity:
Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 171,935,817, 171,360,188 and 170,808,134 respectively; outstanding 144,149,614, 146,705,330 and 146,153,276 respectively	171,936	171,360	170,808
Additional paid-in capital	3,965,751	3,955,819	3,933,548
Treasury stock, at cost; 27,786,203, 24,654,858 and 24,654,858 shares, respectively	(1,066,239)	(944,484)	(944,484)
Accumulated other comprehensive income (loss), net	(1,050,374)	(1,117,073)	(1,395,175)
Retained earnings	2,495,387	2,517,226	2,480,686
Total Synovus Financial Corp. shareholders’ equity	5,053,606	5,119,993	4,782,528
Noncontrolling interest in subsidiary	23,066	24,155	25,240
Total equity	5,076,672	5,144,148	4,807,768
Total liabilities and equity	$59,606,343	$59,809,534	$60,655,591

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Second Quarter 2024			First Quarter 2024			Second Quarter 2023
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$35,006,497	$593,715	6.82%	$34,943,797	$583,459	6.72%	$35,628,637	$566,823	6.38%
Consumer loans (1) (2)	8,358,325	109,206	5.23	8,434,105	109,566	5.21	8,470,478	104,545	4.94
Less: Allowance for loan losses	(492,640)	—	—	(481,146)	—	—	(466,700)	—	—
Loans, net	42,872,182	702,921	6.59	42,896,756	693,025	6.49	43,632,415	671,368	6.17
Total investment securities(4)	10,373,792	78,891	3.04	11,148,242	71,906	2.58	11,200,717	60,421	2.16
Trading account assets	8,809	162	7.37	11,567	65	2.25	21,328	309	5.80
Other earning assets(5)	1,271,953	16,800	5.23	1,218,090	16,173	5.25	1,446,425	18,081	4.95
FHLB and Federal Reserve Bank stock	189,706	2,687	5.67	187,825	2,273	4.84	280,248	4,301	6.14
Mortgage loans held for sale	37,364	666	7.13	29,773	495	6.65	54,603	852	6.24
Other loans held for sale	96,180	466	1.92	18,465	83	1.77	546,224	4,949	3.58
Total interest earning assets	54,849,986	802,593	5.89%	55,510,718	784,020	5.68%	57,181,960	760,281	5.33%
Cash and due from banks	531,604			532,624			646,066
Premises and equipment	376,293			370,376			369,039
Other real estate	18,003			61			—
Cash surrender value of bank-owned life insurance	1,121,764			1,114,703			1,095,866
Other assets(6)	2,349,199			1,493,749			1,222,146
Total assets	$59,246,849			$59,022,231			$60,515,077
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$10,789,288	68,809	2.57%	$10,590,340	65,415	2.48%	$9,891,375	41,803	1.70%
Money market accounts	12,617,120	99,380	3.17	12,826,385	103,129	3.23	13,468,210	85,397	2.54
Savings deposits	1,036,321	304	0.12	1,057,087	287	0.11	1,276,040	281	0.09
Time deposits	8,382,774	93,431	4.48	7,902,850	86,493	4.40	4,866,221	39,551	3.26
Brokered deposits	5,483,298	73,830	5.42	5,737,445	77,342	5.42	6,342,751	74,748	4.73
Federal funds purchased and securities sold under repurchase agreements	114,595	570	1.97	113,558	648	2.26	88,591	351	1.57
Other short-term borrowings	108,946	1,530	5.55	71,775	955	5.26	455,050	5,566	4.84
Long-term debt	1,666,731	28,390	6.79	1,764,740	29,595	6.69	3,821,126	55,915	5.82
Total interest-bearing liabilities	40,199,073	366,244	3.66%	40,064,180	363,864	3.65%	40,209,364	303,612	3.03%
Non-interest-bearing demand deposits	12,099,256			12,071,670			13,874,482
Other liabilities	1,932,822			1,782,659			1,556,863
Total equity	5,015,698			5,103,722			4,874,368
Total liabilities and equity	$59,246,849			$59,022,231			$60,515,077
Net interest income and net interest margin, taxable equivalent (7)		$436,349	3.20%		$420,156	3.04%		$456,669	3.20%
Less: taxable-equivalent adjustment		1,351			1,310			1,138
Net interest income		$434,998			$418,846			$455,531

(1)Average loans are shown net of unearned income. NPLs are included.
(2)Interest income includes fees as follows: Second Quarter 2024 — $12.3 million, First Quarter 2024 — $10.6 million, and Second Quarter 2023 — $11.3 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(5)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(6)Includes average net unrealized gains (losses) on investment securities available for sale of $(727.6) million, $(1.36) billion, and $(1.46) billion for the Second Quarter 2024, First Quarter 2024, and Second Quarter 2023, respectively.
(7)The net interest margin is calculated by dividing annualized net interest income- TE by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Six Months Ended June 30,
	2024			2023
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$34,975,147	$1,177,174	6.77%	$35,331,375	$1,093,352	6.24%
Consumer loans (1) (2)	8,396,215	218,773	5.23	8,615,748	208,693	4.87
Less: Allowance for loan losses	(486,893)	—	—	(456,005)	—	—
Loans, net	42,884,469	1,395,947	6.54	43,491,118	1,302,045	6.03
Total investment securities(4)	10,761,017	150,797	2.80	11,247,080	121,475	2.16
Trading account assets	10,188	227	4.47	16,360	434	5.30
Other earning assets(5)	1,248,958	32,973	5.23	1,479,926	35,292	4.74
FHLB and Federal Reserve Bank stock	188,766	4,960	5.26	293,518	7,656	5.22
Mortgage loans held for sale	33,569	1,161	6.92	45,600	1,418	6.22
Other loans held for sale	57,323	549	1.89	495,240	9,960	4.00
Total interest earning assets	55,184,290	$1,586,614	5.78%	57,068,842	$1,478,280	5.22%
Cash and due from banks	528,178			644,791
Premises and equipment	373,335			369,654
Other real estate	9,032			—
Cash surrender value of bank-owned life insurance	1,118,233			1,093,486
Other assets(6)	1,921,473			1,148,600
Total assets	$59,134,541			$60,325,373
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$10,689,814	$134,224	2.53%	$9,493,481	$65,024	1.38%
Money market accounts	12,721,753	202,509	3.20	13,929,069	158,012	2.29
Savings deposits	1,046,704	591	0.11	1,322,846	491	0.07
Time deposits	8,142,812	179,924	4.44	4,237,249	61,047	2.91
Brokered deposits	5,610,371	151,172	5.42	5,950,539	131,141	4.44
Federal funds purchased and securities sold under repurchase agreements	114,076	1,218	2.11	110,852	1,021	1.83
Other short-term borrowings	90,361	2,485	5.44	1,062,908	24,559	4.60
Long-term debt	1,715,736	57,985	6.74	3,486,453	98,444	5.63
Total interest-bearing liabilities	40,131,627	$730,108	3.66%	39,593,397	$539,739	2.75%
Non-interest-bearing demand deposits	12,085,463			14,441,205
Other liabilities	1,857,741			1,539,939
Total equity	5,059,710			4,750,832
Total liabilities and equity	$59,134,541			$60,325,373
Net interest income, taxable equivalent net interest margin (7)		$856,506	3.12%		$938,541	3.32%
Less: taxable-equivalent adjustment		2,662			2,258
Net interest income		$853,844			$936,283

(1)Average loans are shown net of unearned income. NPLs are included.
(2)Interest income includes fees as follows: 2024 — $22.9 million and 2023 — $22.8 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(4)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(5)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(6)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.04) billion and $(1.49) billion for the six months ended June 30, 2024 and 2023, respectively.
(7)The net interest margin is calculated by dividing annualized net interest income - TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2024	March 31, 2024	% Change	June 30, 2023	% Change
Commercial, Financial, and Agricultural	$14,519,608	$14,616,902	(1)%	$14,166,890	2%
Owner-Occupied	8,017,004	8,114,394	(1)	8,364,342	(4)
Total Commercial & Industrial	22,536,612	22,731,296	(1)	22,531,232	—
Multi-Family	4,288,436	4,199,435	2	3,597,497	19
Hotels	1,802,076	1,790,505	1	1,771,381	2
Office Buildings	1,801,945	1,852,208	(3)	3,031,806	(41)
Shopping Centers	1,298,967	1,302,754	—	1,329,492	(2)
Warehouses	865,359	871,662	(1)	1,068,734	(19)
Other Investment Property	1,271,266	1,294,317	(2)	1,471,356	(14)
Total Investment Properties	11,328,049	11,310,881	—	12,270,266	(8)
1-4 Family Construction	171,335	194,146	(12)	205,459	(17)
1-4 Family Investment Mortgage	381,212	385,992	(1)	410,267	(7)
Total 1-4 Family Properties	552,547	580,138	(5)	615,726	(10)
Commercial Development	65,994	66,000	—	60,910	8
Residential Development	67,231	72,024	(7)	98,229	(32)
Land Acquisition	201,666	164,976	22	248,767	(19)
Land and Development	334,891	303,000	11	407,906	(18)
Total Commercial Real Estate	12,215,487	12,194,019	—	13,293,898	(8)
Consumer Mortgages	5,371,164	5,384,602	—	5,379,284	—
Home Equity	1,812,940	1,804,348	—	1,773,987	2
Credit Cards	178,889	180,663	(1)	187,677	(5)
Other Consumer Loans	978,305	1,014,949	(4)	1,187,459	(18)
Total Consumer	8,341,298	8,384,562	(1)	8,528,407	(2)
Total	$43,093,397	$43,309,877	—%	$44,353,537	(3)%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2024	March 31, 2024	% Change	June 30, 2023	% Change
Commercial, Financial, and Agricultural	$120,107	$192,693	(38)%	$144,415	(17)%
Owner-Occupied	50,977	80,218	(36)	22,197	130
Total Commercial & Industrial	171,084	272,911	(37)	166,612	3
Multi-Family	1,718	2,077	(17)	1,748	(2)
Office Buildings	7,350	7,630	(4)	28,024	(74)
Shopping Centers	541	547	(1)	699	(23)
Warehouses	177	188	(6)	218	(19)
Other Investment Property	1,782	1,784	—	664	168
Total Investment Properties	11,568	12,226	(5)	31,353	(63)
1-4 Family Construction	311	—	nm	632	(51)
1-4 Family Investment Mortgage	2,749	2,300	20	3,525	(22)
Total 1-4 Family Properties	3,060	2,300	33	4,157	(26)
Residential Development	303	478	(37)	267	13
Land Acquisition	606	540	12	871	(30)
Land and Development	909	1,018	(11)	1,138	(20)
Total Commercial Real Estate	15,537	15,544	—	36,648	(58)
Consumer Mortgages	48,352	42,563	14	41,877	15
Home Equity	14,947	12,451	20	9,936	50
Other Consumer Loans	6,186	6,981	(11)	6,433	(4)
Total Consumer	69,485	61,995	12	58,246	19
Total	$256,106	$350,450	(27)%	$261,506	(2)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2024		2023			Second Quarter

	Second	First	Fourth	Third	Second	'24 vs '23
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$256,106	350,450	288,177	280,532	261,506	(2)%
Other Real Estate and Other Assets	823	21,210	—	—	—	nm

Non-performing Assets (NPAs)	256,929	371,660	288,177	280,532	261,506	(2)

Allowance for Loan Losses (ALL)	485,101	492,661	479,385	477,532	471,238	3
Reserve for Unfunded Commitments	53,058	53,579	57,231	55,185	55,729	(5)

Allowance for Credit Losses (ACL)	538,159	546,240	536,616	532,717	526,967	2

Net Charge-Offs - Quarter	34,485	44,356	41,574	66,822	26,396
Net Charge-Offs - YTD	78,841	44,356	153,342	111,768	44,946
Net Charge-Offs / Average Loans - Quarter (1)	0.32%	0.41	0.38	0.61	0.24
Net Charge-Offs / Average Loans - YTD (1)	0.36	0.41	0.35	0.34	0.20
NPLs / Loans	0.59	0.81	0.66	0.64	0.59
NPAs / Loans, ORE and specific other assets	0.60	0.86	0.66	0.64	0.59
ACL/Loans	1.25	1.26	1.24	1.22	1.19
ALL/Loans	1.13	1.14	1.10	1.09	1.06

ACL/NPLs	210.13	155.87	186.21	189.90	201.51
ALL/NPLs	189.41	140.58	166.35	170.22	180.20

Past Due Loans over 90 days and Still Accruing	$4,460	3,748	5,053	3,792	3,643	22
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.01	0.01

Total Past Due Loans and Still Accruing	$129,759	54,814	59,099	54,974	84,946	53
As a Percentage of Loans Outstanding	0.30%	0.13	0.14	0.13	0.19

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	June 30, 2024	December 31, 2023	June 30, 2023

Common Equity Tier 1 Capital Ratio	10.62%	10.22	9.86
Tier 1 Capital Ratio	11.74	11.28	10.89
Total Risk-Based Capital Ratio	13.59	13.07	12.80
Tier 1 Leverage Ratio	9.44	9.49	9.23
Total Synovus Financial Corp. shareholders' equity as a Percentage of Total Assets	8.48	8.56	7.88
Tangible Common Equity Ratio (2) (4)	6.76	6.84	6.17
Book Value Per Common Share (3)	$31.33	31.24	29.05
Tangible Book Value Per Common Share (2)	27.72	27.65	25.37

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" for applicable reconciliation.